UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

Seventy Seven Energy Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36354	45-3338422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 N.W. 63rd Street Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

(405) 608-7777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to ABL Credit Agreement

Effective as of May 13, 2015, Nomac Drilling, L.L.C. (“Nomac”), Performance Technologies, L.L.C. (“PTL”), Great Plains Oilfield Rental, L.L.C. (“GPOR”), Hodges Trucking Company, L.L.C. (“Hodges”) and Oilfield Trucking Solutions, L.L.C. (“OTS”), all wholly owned subsidiaries of Seventy Seven Energy Inc. (“SSE”), entered into Amendment No. 1, dated as of April 23, 2015 (the “Amendment”), to the Credit Agreement, dated as of June 25, 2014, by and among Nomac, PTL, GPOR, Hodges and OTS, as borrowers, the guarantors named therein, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Bank, National Association and Bank of America, N.A., as joint lead arrangers and joint book runners, Bank of America, N.A., as syndication agent, Credit Agricole Corporate and Investment Bank and SunTrust Bank, as co-documentation agents, and the lenders named therein (as amended, the “ABL Credit Agreement”). The Amendment increased the amount of indebtedness permitted to be incurred under the Term Loan Credit Agreement (as defined below) from $400 million to $500 million.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment and the ABL Credit Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Incremental Term Supplement

On May 13, 2015, Seventy Seven Operating LLC (“SSO”), a wholly owned subsidiary of SSE, entered into an incremental term supplement (the “Incremental Term Supplement”) to its existing term loan credit agreement, dated as of June 25, 2014 (the “Term Loan Credit Agreement”), by and among SSO, SSE, each lender from time to time party thereto, and Bank of America, N.A., as administrative agent. Pursuant to the Incremental Term Supplement, SSO borrowed $100 million in aggregate principal amount of incremental term loans (the “Incremental Term Loans”).

Borrowings under the Incremental Term Supplement bear interest at an interest rate equal to 9.00% plus the LIBOR rate (provided that in no event shall such LIBOR rate with respect to the Incremental Term Loans be less than 1.00%), subject to an increased rate following the occurrence of certain events of default.

Obligations under the Incremental Term Supplement are guaranteed jointly and severally by SSE and all of SSO’s present and future direct and indirect wholly-owned material domestic subsidiaries, other than certain excluded immaterial subsidiaries (together with SSE and SSO, the “Loan Parties”). Amounts borrowed under the Incremental Term Supplement are secured by liens junior to the liens granted to secure the term loans outstanding under the Term Loan Credit Agreement prior to the incurrence of the Incremental Term Loans on all of SSE’s equity interests and that of its current and future subsidiaries, and substantially all of SSE’s and its subsidiaries’ present and future real property, equipment (including drilling rigs and frac spread equipment), fixtures and other fixed assets.

SSO may prepay all or a portion of the Incremental Term Loans at any time. Borrowings under the Incremental Term Supplement may be subject to mandatory prepayments with the net cash proceeds of certain issuances of debt, certain asset sales and other dispositions and certain condemnation events, and with excess cash flow in any calendar year in which SSO’s leverage ratio exceeds 3.25 to 1.00 (“Mandatory Leverage Ratio Prepayments”). All prepayments of the Incremental Term Loans, except Mandatory Leverage Ratio Prepayments, whether optional, mandatory, or by acceleration, if made on or prior to the 42 month anniversary of the Incremental

Term Supplement, are subject to a prepayment premium equal to (i) a make-whole amount if made on or prior to the 18 month anniversary of the Incremental Term Supplement, (ii) 5.00% of such principal amount if made after the 18 month anniversary and on or prior to the thirty month anniversary of the Incremental Term Supplement, or (iii) 3.00% of such principal amount if made after the thirty month anniversary and on or prior to the 42 month anniversary of the Incremental Term Supplement.

Borrowings under the Incremental Term Supplement are subject to the representations and warranties, affirmative covenants, negative covenants and events of default under the Term Loan Credit Agreement, in addition to negative covenants in the Incremental Term Supplement that, subject to exceptions, limit the Loan Parties’ ability to make certain modifications to certain loan documents, including the Term Loan Credit Agreement and the Incremental Term Supplement, and to incur additional liens to secure obligations under the Term Loan Credit Agreement.

The other terms of the Incremental Term Loans are substantially identical to the terms applicable to the pre-existing term loans under the Term Loan Credit Agreement.

The Incremental Term Loans were extended in a single advance in an amount equal to 96% of the principal amount of the Incremental Term Loans. The proceeds will be used by SSO for general corporate purposes and to pay costs and expenses incurred in connection with the Incremental Term Supplement.

The foregoing description of the Incremental Term Supplement is not complete and is qualified in its entirety by reference to the full text of the Incremental Term Supplement and the Term Loan Credit Agreement, which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to Credit Agreement, dated April 23, 2015, by and among Wells Fargo Bank, National Association, as administrative agent, as administrative agent, the lenders named therein, Nomac Drilling, L.L.C., Performance Technologies, L.L.C., Great Plains Oilfield Rental, L.L.C., Hodges Trucking Company, L.L.C. and Oilfield Trucking Solutions, L.L.C., as borrowers, and the guarantors named therein.

10.2*	ABL Credit Agreement, dated June 25, 2014, by and among Nomac Drilling, L.L.C., Performance Technologies, L.L.C., Great Plains Oilfield Rental, L.L.C., Hodges Trucking Company, L.L.C. and Oilfield Trucking Solutions, L.L.C., as borrowers, the guarantors named therein, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Bank, National Association and Bank of America, N.A., as joint lead arrangers and joint book runners, Bank of America, N.A., as syndication agent, Credit Agricole Corporate and Investment Bank and

SunTrust Bank, as co-documentation agents, and the lenders named therein (incorporated herein by reference to Exhibit 10.6 to Seven Energy Inc.’s Current Report on Form 8-K filed July 1, 2014).

10.3	Incremental Term Supplement, dated May 13, 2015, by and among Seventy Seven Energy Inc., Seventy Seven Operating LLC, as borrower, Bank of America, N.A., as administrative agent and the lenders named therein.

10.4*	Term Loan Credit Agreement, dated June 25, 2014, by and among Chesapeake Oilfield Operating, L.L.C., Seventy Seven Operating LLC, as borrower, Bank of America, N.A., as administrative agent and the lenders named therein (incorporated herein by reference to Exhibit 10.5 to Seventy Seven Energy Inc.’s Current Report on Form 8-K filed July 1, 2014).

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 14, 2015	SEVENTY SEVEN ENERGY INC.

	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer and Treasurer

Exhibits Index

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to Credit Agreement, dated April 23, 2015, by and among Wells Fargo Bank, National Association, as administrative agent, as administrative agent, the lenders named therein, Nomac Drilling, L.L.C., Performance Technologies, L.L.C., Great Plains Oilfield Rental, L.L.C., Hodges Trucking Company, L.L.C. and Oilfield Trucking Solutions, L.L.C., as borrowers, and the guarantors named therein.

10.2*	ABL Credit Agreement, dated June 25, 2014, by and among Nomac Drilling, L.L.C., Performance Technologies, L.L.C., Great Plains Oilfield Rental, L.L.C., Hodges Trucking Company, L.L.C. and Oilfield Trucking Solutions, L.L.C., as borrowers, the guarantors named therein, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Bank, National Association and Bank of America, N.A., as joint lead arrangers and joint book runners, Bank of America, N.A., as syndication agent, Credit Agricole Corporate and Investment Bank and SunTrust Bank, as co-documentation agents, and the lenders named therein (incorporated herein by reference to Exhibit 10.6 to Seven Energy Inc.’s Current Report on Form 8-K filed July 1, 2014).

10.3	Incremental Term Supplement, dated May 13, 2015, by and among Seventy Seven Energy Inc., Seventy Seven Operating LLC, as borrower, Bank of America, N.A., as administrative agent and the lenders named therein.

10.4*	Term Loan Credit Agreement, dated June 25, 2014, by and among Chesapeake Oilfield Operating, L.L.C., Seventy Seven Operating LLC, as borrower, Bank of America, N.A., as administrative agent and the lenders named therein (incorporated herein by reference to Exhibit 10.5 to Seventy Seven Energy Inc.’s Current Report on Form 8-K filed July 1, 2014).

*	Previously filed.